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                                                                    Exhibit 25.1

                                      FORM T-1
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

         Statement of Eligibility Under the Trust Indenture Act of 1939 of a
                       Corporation Designated to Act as Trustee

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
PURSUANT TO SECTION 305(b)(2) /X/

            State Street Bank and Trust Company of California, N.A.
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               (Exact name of trustee as specified in its charter)

                                   United States
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   (Jurisdiction of incorporation or organization to use a U.S. national bank)

                                    06-1143380
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                          (IRS Employer Identification No.)

          725 South Figueroa Street, Suite 3100, Los Angeles, California
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                       (Address of principal executive offices)

                                      90017
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                                    (Zip code)

             State Street Bank and Trust Company of California, N.A.
       725 South Figueroa Street, Suite 3100, Los Angeles, California, 90017
                                    213-362-7338
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             (Name, address and telephone number of agent for service)

                                   CYGNUS, INC.
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               (Exact Name of Obligor as specified in its charter)

                                     Delaware
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         (State or other jurisdiction of incorporation or organization)

                                      94-2978092
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                         (IRS Employer Identification No.)

                                   400 Penobscot Drive
                                 Redwood City, California
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                        (Address of principal executive offices)

                                      94063-4719
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                                      (Zip code)

            Debt Securities (proposed maximum aggregate offering price of $90,000,000)
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                          (Title of the indenture securities)


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Item 1.  General Information.

(a) The trustee is subject to the supervision of the Comptroller of the Currency, Western District Office, 50 Fremont Street, Suite 3900, San Francisco, CA 94105-2292.

(b)      The trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with the obligor.

The Trustee is not affiliated with the obligor.

No responses are included for Items 3-15 of this form T-1 because the obligor is not in default on securities issued under indentures under which State Street Bank and Trust Company of California, N.A. is trustee.

Item 16. List of Exhibits.

1. Articles of Association of State Street Bank and Trust Company of California, N.A..*

2. Certificate of Corporate Existence (with fiduciary powers) from the Comptroller of the Currency, Administrator of National Banks.*

3. Authorization of the Trustee to exercise fiduciary powers (included in Exhibits 1 and 2; no separate instrument).

4.     By-laws of State Street Bank and Trust company of California, N.A..*

5. Consent of State Street Bank and Trust Company of California, N.A. required by Section 321(b) of the Act.*

6. Consolidated Report of Income at the close of business March 31, 1997, Federal Financial Institutions Examination Council, Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only and Total Assets of Less Than $100 Million - FEI 034.**

* The indicated documents have been filed as exhibits with corresponding exhibit numbers to the Form T-1 of Oasis Residential, Inc., filed pursuant to Section 305(b)(2) of the Act, filed with the Securities and Exchange Commission on November 18, 1996 (Registration No. 033-90488), and are incorporated herein by reference.

** The indicated document was filed as an exhibit with a corresponding exhibit number to the Form T-1 filed as Exhibit 25 to a Registration Statement on Form S-4 of Silicon Graphics, Inc., filed with the Securities and Exchange Commission on July 30, 1997 (Registration No. 333-32379), and is incorporated herein by reference.

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                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, State Street Bank and Trust company of California, N.A., organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 10th day of November, 1997.

                                  STATE STREET BANK AND TRUST COMPANY OF
                                  CALIFORNIA, N.A.

                                  By:  /s/ Scott C. Emmons
                                       ---------------------------------
                                       Scott C. Emmons
                                       Assistant Vice President



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